SUPPLEMENT AND AMENDMENT NO. 2
                                          TO
                          PROCESSING AND MARKETING AGREEMENT


    THIS SUPPLEMENTAL AND AMENDATORY AGREEMENT, made as of January 1, 1994 by and between FREEPORT SULPHUR COMPANY, a division of Freeport-McMoRan Resource Partners, Limited Partnership ("Freeport") and HOMESTAKE SULPHUR COMPANY ("Homestake"),

                                 W I T N E S S E T H:

    WHEREAS, under date of June 19, 1990, Freeport and Homestake Sulphur Company, formerly named Felmont Oil Corporation, entered into that certain Processing and Marketing Agreement ("Agreement") covering storage, filtration, blending, purification, vatting, melting, loading into transportation equipment, marketing and associated transportation services to be provided by Freeport with respect to sulphur produced for the account of Homestake from the Main Pass Mine (as that term is defined in the Agreement), and

    WHEREAS, effective July 1, 1993, Freeport and IMC Fertilizer, Inc. formed a partnership to which they contributed their phosphate fertilizer manufacturing assets and operations (the "Freeport-IMC Joint Venture"), and

    WHEREAS, Freeport and Homestake now desire to amend the Agreement in the manner hereinafter set forth.

    NOW, THEREFORE, it is mutually agreed by and between Freeport and Homestake that the Agreement is hereby amended, effective as of January 1, 1994, in the following respects:

    1. Throughout the Agreement the term "Felmont" shall be amended to "Homestake" and the terms "Felmont Blending Sulphur", "Felmont Main Pass Sulphur", "Felmont Sulphur" and "Felmont Tonnage" shall be amended, respectively, to "Homestake Blending Sulphur", "Homestake Main Pass Sulphur", "Homestake Sulphur" and "Homestake Tonnage".

    2.   For purposes of the determination of Average Sales Realization under
         Section 1.2 of the Agreement, sales of sulphur by Freeport to the Freeport-lMC Joint Venture shall be deemed to be sales in arm's length transactions (including purchased sulphur so resold) and not sales to a Freeport-related party.

    3. The present Schedule C to the Agreement shall be deleted and replaced in its entirety by Revised Schedule C attached to this Supplemental and Amendatory Agreement.


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    4.   For purposes of allocation of sales between Freeport and Homestake in accordance with Revised Schedule C of the Agreement, sales of sulphur by Freeport (except all sulphur purchased by Freeport) to the Freeport-lMC Joint Venture shall be deemed to be sales to a customer who is not a Freeport related party.

    5. Article XXI is amended to provide for the substitution of the following for notices to Felmont:

         As to Felmont:

         Homestake Sulphur Company
         c/o Homestake Mining Company
         650 California Street, 11th Floor
         San Francisco, CA  94108-2788
         Attention: Gene G. Elam, Vice President
         Telecopy: (415) 397-5038
         Telephone: (415) 981-8150

         with copies to:

         Vice President and General Counsel
         Homestake Mining Company
         650 California Street, 11th Floor
         San Francisco, CA  94108-2788
         Telecopy: (415) 397-0952
         Telephone: (415) 981-8150

         and

         Stuart T. Peeler
         7601 North Calle Sin Controversia
         P.O. Box 35852
         Tucson, AZ  85718

    6. Except as specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

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    IN WITNESS WHEREOF, Freeport and Homestake have caused this Supplement and
Amendment No. 2 to be executed by their respective authorized officers as of the day and year first above written.

WITNESSES:                          HOMESTAKE SULPHUR COMPANY

/s/ Wayne Kirt                      By:  /s/ Jan Berger
- --------------------------------         -------------------------------------
                                         Title:    Treasurer
                                               -------------------------------

                                    FREEPORT SULPHUR COMPANY,
                                    a Division of FREEPORT-MCMORAN
                                    RESOURCE PARTNERS, LIMITED
                                    PARTNERSHIP

/s/ R. R. Simms                     By:  /s/ J. R. Combs
- --------------------------------    ------------------------------------------
                                                 J. R. Combs
                                         Title:    Vice President
                                               -------------------------------

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